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Exhibit 10.25

ARTICLES OF ORGANIZATION

OF

NFPMW, LLC

Effective as of August 17, 2004

NFPMW, LLC,

A LIMITED LIABILITY COMPANY

ARTICLES OF ORGANIZATION

i

ARTICLES OF ORGANIZATION

OF

NFPMW, LLC

A NEVADA LIMITED-LIABILITY COMPANY

        We the undersigned, pursuant to the Nevada Revised Statutes governing limited-liability companies, hereby adopt the following Articles of Organization for a limited-liability company:

ARTICLE I.
NAME

        The name of the limited-liability company is NFPMW, LLC, (the "Company").

ARTICLE II.
ORGANIZER

        The name and address of the Organizer of the Limited Liability Company is:

Name	Address

Richard Newman	1412 S. Jones Blvd. Las Vegas, NV 89146

ARTICLE III.
PLACE OF BUSINESS

        The office where the company's records will be maintained in Nevada as required by NRS 88.241 is:

1412 S. Jones Blvd.
Las Vegas, NV 89146

ARTICLE IV.
RESIDENT AGENT

        The name and business address of the resident agent of this Company is:

Vincent J. Kostiw, Esq.
520 S. 4th St., Suite 360
Las Vegas, NV 89101

ARTICLE V.
PERIOD OF DURATION

        This limited liability company is to have A PERPETUAL existence.

ARTICLE VI.
PURPOSE

        This Company is organized for the following purposes:

        To carry on any lawful business permitted by Nevada law and to perform all acts in furtherance thereof.

ARTICLE VII.
MEMBERS—VOTING AND NON-VOTING

        A "Voting Member" is a Member holding Voting Shares. The names and addresses of the initial Voting Members are:

Names	Addresses

Neon DVS, Inc. (a Nevada Corporation)	1412 S. Jones Blvd. Las Vegas, NV 89146
Public Media Works, Inc. (a Delaware Corporation)	14759 Oxnard St. Van Nuys, CA 91411
Familian Productions, LLC (a Nevada L.L.C.)	4534 W Hacienda Ave Las Vegas, NV 89118

        A "Nonvoting Member" is a Member who holds Nonvoting Shares. As provided elsewhere herein, a Nonvoting Member has the right to vote to amend the Company's Articles of Organization and this Operating Agreement. The names and addresses of the initial Nonvoting Members are:

Names	Addresses

None

ARTICLE VIII.
ADDITIONAL MEMBERS

        Additional members may be admitted by the Members as provided in the Operating Agreement.

ARTICLE IX.
CONTINUATION

        Upon the death, retirement, resignation, expulsion, bankruptcy or dissolution of a Member or the occurrence of any other event which terminates the continued membership of a Member in this Company, the remaining Members may unanimously agree to continue the business of this Company as provided in the Operating Agreement.

ARTICLE X.
MANAGEMENT

        This Company shall be managed by a Management Committee composed of at least one Manager. The name and address of the Manager shall be as follows:

Name	Address

Richard Newman	1412 S. Jones Blvd. Las Vegas, NV 89146

ARTICLE XI.
INDEMNITY

        Section 11.01.    Right to Indemnity.    Every person who was or is a party, or is threatened to be made party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a Manager or Member of this Company, or is or was serving at the request of this Company as a Manager or another limited-liability company, or as a director, officer or representative in a corporation, partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such managers, members or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any operating agreement or other agreement, vote of Members, provision of law, or otherwise, as well as their rights under this Article.

        Section 11.02.    Expenses Advanced.    Expenses of Manager(s) and Member(s) incurred in defending a civil or criminal action, suit or proceeding by reason of any act or omission of such Manager(s) or Member(s) acting as a Manager or Member shall be paid by the Company as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of any undertaking by or on behalf of the Manager or Member to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Company.

        Section 11.03.    Operating Agreement; Insurance.    Without limiting the application of the foregoing, the Member(s) may adopt a provision in the Operating Agreement from time to time with respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the State of Nevada, and may cause this Company to purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a Manager or Member of this Company as a member or Manager of another limited-liability company, or as its representative in a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, to the fullest extent permitted by the laws of the State of Nevada, whether or not this Company would have the power to indemnify such person.

        The indemnification and advancement of expenses provided in this Article shall continue for a person who has ceased to be a member, manager, employee or agent, and inures to the benefit of the heirs, executors and administrators of such a person.

ARTICLE XII.
RETURN OF CONTRIBUTIONS

        A Member may only demand cash in return for his or its contribution to capital, but the Company may require a Member to accept cash, property, promissory notes or any combination thereof in return for the Member's contribution to capital.

        IN WITNESS WHEREOF I, Richard Newman, the organizer of NFPMW, LLC, have hereunto set my hand this 17th day of August, 2004, hereby declaring and certifying that the facts stated hereinabove are true.

/s/ RICHARD NEWMAN RICHARD NEWMAN, Organizer
SUBSCRIBED and SWORN to before me this 17th day of August, 2004.
/s/ NATALIE S. SPENCER NOTARY PUBLIC	NOTARY PUBLIC STATE OF NEVADA County of Clark NATALIE S. SPENCER No. 02-73077-1 My Appointment Expires Jan. 28, 2008

VERIFICATION

        Under penalty of perjury, the undersigned declares that he is the Organizer of this limited-liability company named in the foregoing Articles of Organization and knows the contents thereof; that the Articles or Organization are true of his own knowledge, except as to those matters stated on information and belief, and that as to such matters he believes them to be true.

/s/ RICHARD NEWMAN RICHARD NEWMAN, Organizer
SUBSCRIBED and SWORN to before me this 17th day of August, 2004
/s/ NATALIE S. SPENCER NOTARY PUBLIC	NOTARY PUBLIC STATE OF NEVADA County of Clark NATALIE S. SPENCER No. 02-73077-1 My Appointment Expires Jan. 28, 2008

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ARTICLES OF ORGANIZATION OF NFPMW, LLC
ARTICLES OF ORGANIZATION OF NFPMW, LLC A NEVADA LIMITED-LIABILITY COMPANY
ARTICLE I. NAME
ARTICLE II. ORGANIZER
ARTICLE III. PLACE OF BUSINESS
ARTICLE IV. RESIDENT AGENT
ARTICLE V. PERIOD OF DURATION
ARTICLE VI. PURPOSE
ARTICLE VII. MEMBERS—VOTING AND NON-VOTING
ARTICLE VIII. ADDITIONAL MEMBERS
ARTICLE IX. CONTINUATION
ARTICLE X. MANAGEMENT
ARTICLE XI. INDEMNITY
ARTICLE XII. RETURN OF CONTRIBUTIONS
VERIFICATION